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                                                     Exhibit 23-B



                CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated
February 17, 1999 relating to the consolidated financial statements and financial statement schedules, which appears in Pennsylvania Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




                                   PRICEWATERHOUSECOOPERS LLP
                                   --------------------------
                                   PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
September 21, 1999